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Exhibit 32: Certifications Pursuant to Rule 13a-14(b) of the Securities Exchange
Act of 1934




                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual report on Form 10-KSB/A of Nations Rx Inc. for the year ended December 31, 2004, I certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. the Annual Report on Form 10-KSB/A of Nations Rx Inc. for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Annual Report on Form 10-KSB/A for the year ended December 31, 2004, fairly presents in all material respects, the financial condition and results of operations of Nations Rx Inc.

                  /s/ Gary Campbell
By:               -----------------------
Name:             Gary Campbell
Title:            CHIEF EXECUTIVE OFFICER
Date:             May 25, 2005



                  /s/ Karl Harz
By:               -----------------------
Name:             Karl Harz
Title:            Chief Financial Officer
Date:             May 25, 2005